Joint-Venture or Joint Enterprise Agreement

In the city of San Salvador de Jujuy, Province of Jujuy, on 8th February 2010, between on the one part Mr. Antonio Augustin Giulianotti, N.I.D. (National Identity Document) No. 7.379.817, with domicile in Dr. Aparicio Street No. 667, District of Ciudad de Nieva, city of San Salvador de Jujuy, Province of Jujuy, who in this deed is acting in his own right and for and on behalf of MANUEL BERNAL MATEO, Argentinean, N.I.D. No. 131016435, according to special power of attorney No. 125 of 15th March 2006, which to date is still valid and has neither been revoked or limited, presented before Notary Public of this city Cesar Ricardo Frias, (hereinafter the TITLE HOLDER), and on the other part Mr. FABIO MONTANARI, Italian, with European Union Passport No. E571059, with actual domicile at Obispo Padilla 588, District of Nieva, city of San Salvador de Jujuy, Province of Jujuy, who in this deed is acting in a personal capacity for Incas Mineral SA only in relation to matters concerning this Contract, and in his capacity as person in charge of a Company or of a Joint-Venture to be named in the future, (hereinafter the INTERESTED PARTY), the parties jointly and in common agreement declare;

PRELIMINARY INFORMATION

The TITLE HOLDER has registered in his name, before the Court of Mines of the Province of Jujuy, the mining property identified as File 255-2-1948, with Mining Registry Palca Ingenio, located in the Department of Santa Catalina of this Province, with 30 hectares (thirty hectares) and in process through file 089-B-1996 Mine El Torno Norte with 2352 hectares (two thousand three hundred and fifty two hectares) and file 090-B-1996; Mine El Torno Sur with 1565 hectares (one thousand five hundred and sixty five hectares), Mine Manolo with 600 hectares (six hundred hectares) and File 064-B-19996; Mine La Despreciada, with 3314 hectares (three thousand three hundred and fourteen hectares) and File 127-G-1997 (hereinafter the MINING PROPERTY); and he is also entitled to the Right of Access, file 1356-G-1984 in the area where the gravitational concentration plant and the dam for the capture of water are located

FIRST:                      DECLARATIONS AND GUARANTEES

1- THE TITLE HOLDER declares and guarantees to THE INTERESTED PARTY that:

a) He has the exclusive right to execute and carry out this Contract, which is binding and enforceable in accordance with its terms.
b) He has the proper and commercial right over all the MINING PROPERTY, which is free from any encumbrance, mortgage, attachment or lien.
c) There are no claims over the ownership of the MINING PROPERTY nor, to the best of his knowledge, grounds to such claims.
d) The Right of Access agreement relating to file 1356-G-1984 is in good standing and the TITLE HOLDER takes complete charge thereof: the eventual cost for the right will be paid by the INTERESTED PARTY.
e) There are other agreements and options relating to the exploration and exploitation of the MINING PROPERTY with the Company Incas Mineral S.A. which the INTERESTED PARTY has knowledge of and accepts.
f) To the best of his knowledge, information and belief, there are no legal actions either outstanding or to be initiated, no lawsuits, claims or disputes relating to the MINING PROPERTY or which could affect its possession.

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1.2.1
The declarations and guarantees established in the preceding clause 1.1 have been considered by the parties as conditions of the Contract and will remain in force for the whole period of this Contract, it being established that this contract is independent and does not modify nor alter in any way the contract duly signed with Incas Mineral S.A.

TWO: TERM

The period of validity of this Contract is fixed and established at four years, i.e. it will expire without fail on 4th February 2014. This term is renewable for another equal period at the discretion of the INTERESTED PARTY only if at least fifty percent of the ore reserves have been exploited.

THREE: EXPLOITATION

The INTERESTED PARTY and the TITLE HOLDER are interested in executing this present Joint Venture agreement to exploit the alluvial part of the MINING PROPERTY.

The TITLE HOLDER grants and confers to the Joint Venture, the following:
- The Gravitational Concentration Plant;
- The use of the Right of Access in the area where the Concentration Plant is located.

The INTERESTED PARTY delivers and confers to the Joint Venture:
- The necessary Capital for the exploitation, the putting into operation of the plant and all inherent expenses;
- The necessary mining Technology for its implementation and commissioning;
- The Work and the necessary mining technicians

The INTERESTED PARTY will take charge of all the works necessary to put the mine and the gravitational concentration plant into operation and in addition, he will manage all the works and will be the sole coordinator of all the decisions such as, for example, the amount of investments made, as well as the method, the time and the type of such investments The INTERESTED PARTY will be the sole coordinator in relation to the methods, the times and the type of exploitation, as well as all the modifications of and extensions to the exploitation plant, and the machinery to be used for earth movement etc., and will also be solely responsible for technical, economic and operational management.

It is established that the INTERESTED PARTY is solely and exclusively responsible for civil liability for any reason and he must take out the necessary civil and/or work-related insurance and take any necessary precautions. – The owner will be able to contract the insurance for eventual losses if this were not taken out, all at the expense of the INTERESTED PARTY.  The INTERESTED PARTY is the one responsible for taking measures for the approval of any environmental impact with the competent authorities.

The INTERESTED PARTY will be responsible for the contracting of personnel necessary for the fulfilment of his contractual obligation and in respect of said personnel, must strictly comply with current stipulations on matters of labour and pension legislation.

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The installations for the hydro-mechanical concentration plant consist of:
- Laying of power line for the water intake pumps and electric motors of the plant (revolving screen, centrifuge, etc.).
- Dam for the pumping of water and dikes for the sedimentation of mud.
- 1 assembly of Australian tanks for the storage of water with a capacity of 314,000 litres.
- Construction of a building for the hydro-mechanical concentration plant and reinforcement of the same with a hopper reinforced in stone and cement.
- 2 electric water pumps: 1 of 8Hp and 1 of 25Hp;
- 2 fixed screens with a diameter of aperture of 2 inches;
- 1 steel feed hopper;
- 1 Revolving Screen 6m in length X 1.80m in diameter;
- 1 set of primary recovery chutes;
- 1 set of secondary recovery chutes;

The gravitational concentration plant may be totally modified, remodelled and altered, and the TITLE HOLDER is under no obligation to make any investment to such end.  At the termination of this contract or if the exploitation is not profitable, the gravitational concentration plant will become the exclusive property of the INTERESTED PARTY.

FOUR: THE RIGHT OF ACCESS

The Right of Access will be used for the joint venture at the terms set down in the agreement relating to the same Right of Access.

FIVE: EARNINGS

The Joint Venture agreement will not give rise to a new company: the company of the TITLE HOLDER and the INTERESTED PARTY will work in consortium with 10% ownership for the TITLE HOLDER and 90% ownership for the INTERESTED PARTY.  Then, the division of the gross product of the gravitational concentration plant will be divided in the ratio of 10% for the TITLE HOLDER and 90% for the INTERESTED PARTY.  Each one of the parties will sell their product independently. Control of the exploitation will be taken by the TITLE HOLDER and/or any other person that he may designate, and this person will have all the necessary authorizations. -

SIX: ADMINISTRATION AND TAX

Each one of the Parties will have their own administration. The administration of the project which is the subject of the Joint Venture will be held by the INTERESTED PARTY in all its forms.

The INTERESTED PARTY and the TITLE HOLDER will pay the taxes which correspond to each of them.

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SEVEN: TRANSFER OF RIGHT AND OBLIGATIONS

The INTERESTED PARTY can only transfer this contract to the company INCAS MINERAL SA.

EIGHT: COMPETENT COURT, JURISDICTION AND ADDRESS

For all legal purposes, whether judicial or extrajudicial, the parties submit only to the jurisdiction of the Ordinary Courts of the Province of Jujuy, expressly waiving any other jurisdiction, especially a Federal one, and notifications sent to the following addresses will be valid:

The INTERESTED PARTY: FABIO MONTANARI, Calle Independencia 219,  city of San Salvador of Jujuy, Province of Jujuy, Telephone +1 303 800 5752, +54 388 4884560 or +39 347 351 8362, Fax +39 070 7731262, E-mail fabiomontanari1@gmail.com

The TITLE HOLDER: Mr. Antonio Augustin Giulianotti, Dr. Aparicio Street, No. 667, District of Nieva, city of San Salvador de Jujuy, Province of Jujuy, Telephone +54 (0)388 4242722 or +54 388 581 5066, E-mail tumicul@hotmail.com

As proof of acceptance, the parties sign four originals for the same purpose and to one effect, in the city of San Salvador de Jujuy, Province of Jujuy, Republic of Argentina on 8th February 2010. -

Fabio Montanari                                                                                     Antonio Augustin Giulianotti

/s/ Fabio Montanari                                                                                                /s/ Antonio Augustin Giulianotti

Incas Mineral S.A. concurs with that agreement.

Per:  /s/ Fabio Montanari

Fabio Montanari
President

Book 152, folio 57, record 114
SS de Jujuy, 08/02/2010.-
Pages; 00697599 to 00697600

 THREE NOTARY PUBLIC STAMPS: CERTIFICATION OF SIGNATURES

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NOTARIAL RECORD
NOTARY’S STAMP                                                                                                     NATIONAL STAMP
Law 4884/96
CERTIFICATION OF SIGNATURES
A 00697599

S. S. de Jujuy, 8th February 2010

The person who has signed and placed his stamp at the foot of this document, Notary Public CESAR RICARDO FRIAS, National Notary Public, Holder of Registration No.36 with domicile in the city of San Salvador de Jujuy.

DOES HEREBY CERTIFY; FIRST: THAT the signature(s) that appear(s) in this Public Deed attached to this sheet (Joint Venture or Joint Enterprise)
is/are placed in this deed, in his presence, by the person(s) whose name(s) and identity document(s) are mentioned below:

FABIO MONTANARI with Passport of the European Union, Republic of Italy No. E 571059 y ANTONIO AUGUSTIN GIULIANOTTI, N.I.D.  Nº 7379817, who verify their identity in accordance with Article No. 1002, paragraph c, of the Civil Code, amended by Law No. 26240; I certify.-

SECOND: That said person(s) is/are acting in their own right.—

THIRD; That the corresponding requirement(s) and signature(s) have been recorded simultaneously in the Book of Requirements No. 152 on sheet 67 Entry 114, with stamp(s) No. 00461781-00461782 being attached to said instrument and to such book.

NOTARY PUBLIC’S STAMP AND SIGNATURE

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